                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                  --------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 31, 1998



                           POST APARTMENT HOMES, L.P.
                           --------------------------
             (Exact name of registrant as specified in its charter)

               Georgia                                      0-28226                                     58-2053632
   -------------------------------                  ------------------------                ---------------------------------
   (State or other jurisdiction of                  (Commission File Number)                (IRS Employer Identification No.)
           incorporation)

3350 Cumberland Circle, Atlanta, Georgia                      30339
-----------------------------------------              ------------------
(Address of principal executive offices)                   (Zip Code)

                                 (770) 850-4400
                       -------------------------- --------
              (Registrant's telephone number, including area code)




                       This document consists of 53 pages

                         The Exhibit Index is at page 4.

Item 5.           Other Events

         Post Apartment Homes, L.P. announced today the issuance and sale (the "Offering") of $50,000,000 aggregate principal amount of Remarketed Reset Notes due April 7, 2009 (the "Notes"). The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-36595) with respect to the Offering.


Item 7.           Financial Statements and Exhibits

         (c)      Exhibits.


Exhibit No.          Description
-----------          -----------
  4(a)         --    Form of Note for the Remarketed Reset Notes due April 7, 2009
  4(b)         --    Form of Remarketing Agreement for the Remarketed Reset Notes due April
                     7, 2009
  4(c)         --    Form of Remarketing Underwriting Agreement for the Remarketed Reset
                     Notes due April 7, 2009
  8            --    Opinion of King & Spalding relating to certain tax matters
 23            --    Consent of King & Spalding (included in Exhibit 8)



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        POST APARTMENT HOMES, L.P.
                                        (Registrant)

                                        BY:   POST GP HOLDINGS, INC.


Date:   April 8, 1998                   By:/s/ John T. Glover
                                           ---------------------------
                                           John T. Glover
                                           President



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                                  EXHIBIT INDEX




Exhibit No.          Description                                                                               Page
----------           -----------
  4(a)         --    Form of Note for the Remarketed Reset Notes due April 7, 2009
  4(b)         --    Form of Remarketing Agreement for the Remarketed Reset Notes
                     due April 7, 2009
  4(c)         --    Form of Remarketing Underwriting Agreement for the Remarketed
                     Reset Notes due April 7, 2009
  8            --    Opinion of King & Spalding relating to certain tax matters
 23            --    Consent of King & Spalding (included in Exhibit 8)



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